UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 15, 2006

                             MACDERMID, INCORPORATED
               (Exact name of registrant as specified in charter)

             CONNECTICUT                               06-0435750
        (State of incorporation)           (I.R.S. Employer Identification No.)

   1401 BLAKE STREET, DENVER, COLORADO                   80202
 (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (720) 479-3062

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 15, 2006, MacDermid, Incorporated (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with MDI Holdings, LLC, a Delaware limited liability company ("Parent") and Matrix Acquisition Corp., a Connecticut corporation ("Merger Sub") and wholly owned subsidiary of Parent. Parent and Merger Sub are controlled by Court Square Capital Partners, L.P.

Pursuant to the terms of the Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). In the Merger, each share of common stock of the Company, other than those shares held by the Company or Parent and its affiliates, those shares subject to the rollover commitment described below, and those shares with respect to which appraisal rights under Connecticut law are properly exercised, will be converted into the right to receive $35.00 per share in cash (the "Merger Consideration"). In addition, immediately prior to the Merger, all shares of Company restricted stock and restricted stock units will vest and will be converted into the right to receive the Merger Consideration. All options to acquire shares of Company common stock will vest upon the effective time of the Merger and holders of such options will be entitled to receive an amount in cash equal to the excess, if any, of the Merger Consideration over the exercise price per share for each share subject to the option.

The Board of Directors of the Company approved the Agreement on the unanimous recommendation of a special committee consisting of all members of the Company's Board of Directors other than members of management and affiliates of Parent (the "Special Committee").

Daniel H. Leever, the Company's Chairman of the Board and Chief Executive Officer, has entered into a rollover commitment to reinvest a portion of his equity stake in the Company into Parent upon completion of the Merger. Mr. Leever has also agreed to vote his shares in favor of the Merger and to refrain from granting any proxies or entering into any other voting arrangements with respect to, or assigning, encumbering or otherwise disposing of any of, his Company shares.

The Company has made customary representations, warranties and covenants in the Agreement, which generally expire at the effective time of the Merger. The Company may not solicit competing proposals or, subject to exceptions that permit the Company's Board of Directors (or the Special Committee) to take actions required by their fiduciary duties, participate in any discussions or negotiations regarding alternative business combination transactions.

Financing for the Merger and related fees and expenses consists of equity commitments from Court Square Capital Partners, L.P., Weston Presidio V, L.P. and Mr. Leever, and debt commitments from Credit Suisse Securities (USA) LLC and Credit Suisse, each of which commitments is subject to customary conditions. Completion of the Merger is not subject to a financing condition, but is subject to customary closing conditions including approval by the Company's stockholders and the receipt of requisite regulatory approvals. The parties currently expect that the Merger will be completed in the first half of 2007.

The Agreement contains termination rights, including if the Company's Board of Directors (or the Special Committee) changes its recommendation to the stockholders as required by its fiduciary duties under applicable law, and provides that, upon the termination of the Agreement, under specified circumstances, the Company will be required to reimburse Parent, Merger Sub and their affiliates for their transaction expenses up to $5,000,000 and that, under specified circumstances, the Company will be required to pay Parent a termination fee of $33,000,000 (less any expenses reimbursement paid). Additionally, under specified circumstances, Parent will be required to pay the Company a termination fee of $33,000,000. Court Square Capital Partners, L.P. and Weston Presidio V, L.P. have severally agreed to guarantee their proportionate liability of any such amounts payable by Parent to the Company.

The foregoing description of the Merger and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Merrill Lynch, Pierce, Fenner & Smith Incorporated served as financial advisor to the Special Committee and rendered a fairness opinion to the Special Committee as to the fairness, from a financial point of view, of the consideration to be received by the Company's stockholders (other than Parent and its affiliates and Mr. Leever) in the Merger.

The Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, or their respective subsidiaries and affiliates. The Agreement contains representations and warranties each of the Company, on the one hand, and Parent and Merger Sub, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between the Company, on the one hand, and Parent and Merger Sub, on the other hand. Accordingly, you should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about the Company, Parent or Merger Sub.

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE
SEC.

IN CONNECTION WITH THE PROPOSED MERGER, THE COMPANY WILL FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY THE COMPANY AT THE SEC WEBSITE AT HTTP:// WWW.SEC.GOV. THE PROXY STATEMENT AND OTHER DOCUMENTS ALSO MAY BE OBTAINED FOR FREE FROM THE COMPANY BY DIRECTING SUCH REQUEST TO MACDERMID, INCORPORATED, INVESTOR RELATIONS, 1401 BLAKE STREET, DENVER, COLORADO 80202, TELEPHONE (720)479-3062. THE COMPANY AND ITS DIRECTORS, EXECUTIVE OFFICERS AND OTHER MEMBERS OF ITS MANAGEMENT AND EMPLOYEES MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM ITS STOCKHOLDERS IN CONNECTION WITH THE PROPOSED MERGER. INFORMATION CONCERNING THE INTERESTS OF THE COMPANY'S PARTICIPANTS IN THE SOLICITATION, WHICH MAY BE DIFFERENT THAN THOSE OF THE COMPANY STOCKHOLDERS GENERALLY, IS SET FORTH IN THE COMPANY'S PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K, PREVIOUSLY FILED WITH THE SEC, AND WILL BE SET FORTH IN THE PROXY STATEMENT RELATING TO THE MERGER WHEN IT BECOMES AVAILABLE.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                       DESCRIPTION
-----------   ---------------------------------------------------------------

2.1 Agreement and Plan of Merger, dated as of December 15, 2006, among MDI Holdings, LLC, Matrix Acquisition Corp., and MacDermid, Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MacDermid, Incorporated

                                        By: /s/ John L. Cordani
                                            -----------------------------------


                                            John L. Cordani
                                            Vice President, Corporate Secretary
                                            and General Counsel


Date:  December 18, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.                                     DESCRIPTION
---------------   -------------------------------------------------------------

2.1 Agreement and Plan of Merger, dated as of December 15, 2006, among MDI Holdings, LLC, Matrix Acquisition Corp., and MacDermid, Incorporated